UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): May 23, 2023

CHURCH & DWIGHT CO., INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10585	13-4996950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Charles Ewing Boulevard, Ewing, New Jersey	08628
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 806-1200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	CHD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2023, the Board of Directors (the “Board”) of Church & Dwight Co., Inc. (the “Company”), and the Compensation & Human Capital Committee of the Board (the “Compensation Committee”), approved the following changes to the compensation equity awards of Barry A. Bruno, Executive Vice President, Chief Marketing Officer and President – Consumer Domestic: The Board and the Compensation Company required Mr. Bruno to forfeit, without consideration, vested in-the-money non-qualified stock options in the aggregate value of $200,000 based on the spread value of the exercise price of the forfeited stock options and the closing price of the Company’s common stock on the date of forfeiture.

In approving these changes to Mr. Bruno’s compensation, the Board and the Compensation Committee considered the following: the Company issued instructions to certain of its employees to preserve certain documents and communications relating to a legal matter, with which Mr. Bruno failed to fully comply with respect to text messages on his personal mobile device. The Company investigated this matter with assistance from the Company’s outside counsel and believes that it has been able to retrieve a significant number of the deleted communications that were within the scope of the Company’s instructions. The Board determined that Mr. Bruno’s actions violated Company policies, and, accordingly, approved the changes to Mr. Bruno’s compensation involving forfeiture of his stock options set forth above as a penalty for these violations of the Company’s policies.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Waiver Agreement, dated May 23, 2023, between Barry Bruno and Church & Dwight Co., Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH & DWIGHT CO., INC.

Date: May 26, 2023	By:	/s/ Patrick de Maynadier
	Name:	Patrick de Maynadier
	Title:	Executive Vice President, General Counsel and Secretary